Exhibit 10.35

February 25, 2020

From: 1800 Industrial, LLC

DBA Downtown Spaces

1800 Industrial Road, Suite 108G

Las Vegas, NV 89102

To: CLS Holdings NV, Inc.

Oasis Cannabis

1800 Industrial Road, Suite 180

Las Vegas, NV 89102

RE: Addendum to leases dated 7/1/2014 and 2/1/2019 for suite numbers 100, 102,160, and 180

It is hereby understood that TENANT CLS Holdings NV, Inc. (Oasis Cannabis) and LANDLORD 1800 Industrial, LLC (Downtown Spaces) have entered into this agreement dated on February 25, 2020.

Lease Term: 10 Years

Commencement: March 1, 2020

Lease Ending: February 28, 2030 with two 5-year renewal options

Basic Rent:

●	Commencing every annual anniversary, there will be a 3% increase of the base rent.
●	CAM Rate increase to $0.26 per square foot
●	There will be a Six hundred 00/100 ($600.00) Dollars increase in rent per month due to the driveway fee agreement.

All other terms and agreements of prior agreements will remain in full force and effect.

*Signature page to follow*

/s/ Blanca Fox	Manager
Print Name: LANDLORD REPRESENTATIVE	Its:

Blanca Fox	3/12/20
1800 INDUSTRIAL, LLC LANDLORD Signature:	Date:

Andrew J. Glashow	President/COO
Print Name: TENANT REPRESENTATIVE	Its:

/s/ Andrew J. Glashow	3/12/20
CLS HOLDINGS NV, INC. TENANT Signature:	Date:

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